                       CAPITAL INVESTMENT OF HAWAII, INC.

                            Suite 1700, Makai Tower
                               733 Bishop Street
                             Honolulu, Hawaii 96813
                           Telephone: (808) 537-3981
                              FAX: (808) 523-3025


                                   NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                                JANUARY 30, 1998


        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Capital Investment of Hawaii, Inc., a Hawaii corporation, will be held at the offices of the Company, Suite 1700, Makai Tower, 733 Bishop Street, Honolulu, Hawaii, on Friday, January 30, 1998 at 9:30 A.M., Hawaiian Standard Time, for the following purposes:

        1. To elect six directors to serve until the next Annual Stockholders' Meeting or until their successors have been duly elected and qualified.

        2.      To elect the auditors.

        3. To transact such other business as may properly come before the meeting or any adjournments thereof.

        Only stockholders of record as of the close of business on December 19, 1997 will be entitled to notice of and to vote at such meeting and any adjournments thereof. The stock transfer books will not be closed.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        /s/ Dean T.W. Ho
                                        Secretary



Dated: December 19, 1997
Honolulu, Hawaii
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                     WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY




                       CAPITAL INVESTMENT OF HAWAII, INC.

                            Suite 1700, Makai Tower
                               733 Bishop Street
                             Honolulu, Hawaii 96813
                           Telephone: (808) 537-3981
                              FAX: (808) 523-3025


                             INFORMATION STATEMENT
                            NOTICE OF ANNUAL MEETING

        The Annual Meeting of Stockholders of the Company will be held at 9:30 A.M., Hawaiian Standard Time, on Friday, January 30, 1998 at the offices of the Company, Suite 1700, Makai Tower, 733 Bishop Street, Honolulu, Hawaii. The notice of the meeting is enclosed with this information statement.

                                 VOTING RIGHTS

        Only Stockholders of record at the close of business on December 19, 1997 are entitled to vote at the meeting. As of December 19, 1997, Capital Investment of Hawaii, Inc. has outstanding 1,032,683 shares of common stock no par value. Each share of common stock is entitled to one vote on each matter to be voted on at the Annual Meeting.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

     The stockholders known to be the beneficial owners of the more than 5% of the outstanding voting stock (common stock, no par value) of Capital Investment of Hawaii, Inc., are as follows:

                                                     AMOUNT AND
                                                      NATURE OF
                                                      BENEFICIAL     PERCENT
     NAME AND ADDRESS OF BENEFICIAL OWNER             OWNERSHIP      OF CLASS
     ------------------------------------             ---------      --------
     Stuart T.K. Ho, Dean T.W. and
     Karen Ho Hong, Trustees of the
     Chinn Ho Trust                                    168,650         16.3%
       733 Bishop Street, Suite 1700
       Honolulu, Hawaii 96813

     Stuart T.K. Ho                                    252,536(1)      24.4%
       733 Bishop Street, Suite 1700
       Honolulu, Hawaii 96813

     Dean T.W. Ho                                      225,850(2)      21.9%
       733 Bishop Street, Suite 1700
       Honolulu, Hawaii 96813

     Karen Ho Hong                                     212,425(3)      20.6%
       4976 Poola Street,
       Honolulu, Hawaii 96821

     Robin Ho Lee                                       77,250          7.5%
     977 Longridge Road
     Oakland, California 94610

(1)  Includes: (a)  sole voting and investment power, 22,813 shares.
               (b) shared voting and investment power for 168,650 shares owned by the Chinn Ho Trust, of which Stuart Ho is one of three trustees, and 29,500 shares owned by the Chinn Ho Foundation, of which Stuart Ho is one of four trustees.
               (c) 10,850 shares owned by Mary L. Ho, spouse, who has sole voting and investment power.
               (d)  20,723 shares held in IRA account.

(2)  Includes: (a)  sole voting and investment power, 27,700 shares.
               (b) shared voting and investment power for 168,650 shares owned by the Chinn Ho Trust, of which Dean Ho is one of three trustees, and 29,500 shares owned by the Chinn Ho Foundation, of which Dean Ho is one of four trustees.

(3)  Includes: (a)  sole voting and investment power, 38,775 shares.
               (b) shared voting and investment power for 168,650 shares owned by the Chinn Ho Trust, of which Karen Ho Hong is one of three trustees.
               (c) shared voting and investment power for 5,000 shares owned by Karen Ho Hong and Stanley Hong, as Trustees for David Hong.




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
                             ELECTION OF DIRECTORS

     At the Annual Meeting, six directors of the Company (the entire Board of Directors) are to be elected to serve until the next Annual Meeting of Stockholders or until their respective successors shall be duly elected and qualified. Each of the nominees for director, identified below, is currently a director of the Company. If any of the nominees should be unavailable to serve, other persons shall be designated by the present Board of Directors to serve. In the election of directors, each stockholder shall have the right to vote the number of shares owned by him or her for as many as persons as there are directors to be elected. The six nominees receiving the highest number of votes at the Annual Meeting will be elected.

     Certain information with respect to each nominee is set forth below:

STUART T.K. HO, 62, has been a director of the Company since 1971, Chairman of the Board since 1982, President from 1975 to 1982, Vice President and Secretary from 1966 to 1975. He is also director of Bancorp Hawaii, Inc., College Retirement Equities Fund, Gannett Co., Inc. and Aloha Airgroup, Inc.

DEAN T.W. HO, 59, has been a director since 1981, Vice Chairman since 1988 and
     Secretary since 1991, President from 1982 to 1987, Executive Vice President from 1975 to 1982, and Vice President from 1965 to 1975.

DONALD M. WONG, 79, has been a director since 1974, Senior Vice President since
     1990, Financial Vice President from 1965 to 1990 and Treasurer since 1965.

PEDRO ADA, 67, has been a director since 1971. Mr. Ada is President of Ada's
     Incorporated, a real estate, insurance agency and investment company in Guam and a director of Bank of Guam.

STANLEY W. HONG, 61, has been a director since 1985. He is President and Chief
     Executive Officer of Chamber of Commerce of Hawaii and is a director of Central Pacific Bank and First Insurance Co. of Hawaii.

C.B. SUNG, 72, has been a director since 1985. Mr. Sung is Chairman of Unison
     International and President and Chief Executive Officer of Unison Pacific Corp., a private investment company.

     There are no standing audit, nominating, compensation or other similar committees of the Company's Board of Directors.

     The Company's Board of Directors held six meetings during the fiscal year ended July 31, 1997, which were attended by all of the directors, except two meetings, by five of the six directors.

     The Company's directors are paid a fee of $400 for each director's meeting amended for the fiscal year ended July 31, 1997. Directors who are not employees of the Company also receive $500 quarterly and are reimbursed expenses incurred in attending meetings of the board.

     Stockholders will have cumulative voting rights if and only if not less than 48 hours prior to the time fixed for the Annual Meeting or a stockholder of record delivers to the Company's president, vice president, secretary or treasurer, a written request that the Company's directors be elected by cumulative voting.

             SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth the number of shares of common stock of the Company reported to the Company as of July 31, 1997, to be beneficially owned by each nominee for director, each continuing director, the chief executive officer, and other executive officers, and all of such persons as a group.

                                                BENEFICIAL OWNERSHIP
                                                --------------------
                                                             Percentage of
                                             No. of Shares       Class
                                             -------------   -------------
Smart T.K. Ho                                   252,536 (1)       24.4%
  733 Bishop Street, Suite 1700
  Honolulu, Hawaii 96813

Dean T.W. Ho                                    225,850 (1)       21.9%
  733 Bishop Street, Suite 1700
  Honolulu, Hawaii 96813

Donald M. Wong                                   39,750            3.8%
  4440 Malia Street
  Honolulu, Hawaii 96821

Pedro Ada                                         5,444             .5%
  P.O. Box AP
  Agana, Guam

Stanley W. Hong                                   5,000             .5%
  4976 Poola Street
  Honolulu, Hawaii

C.B. Sung                                         5,000             .5%
  651 Gateway Boulevard, Suite 880
  South San Francisco, California 94080

All Directors and Officers of the Company
  (9 Persons)                                   310,730           27.5%


(1) Includes (a) 168,650 shares owned by the Chinn Ho Trust as to which two executive officers of the Registrant are Trustees. The trust agreement is effective until two years after the death of Mrs. Chinn Ho or at such time as the personal representative of Mrs. Ho's estate is discharged and appropriately released, whichever occurs later, not to exceed 21 years after the death of the last survivor of Chinn Ho, Mrs. Ho and the children of Chinn Ho; and (b) 29,500 shares owned by the Chinn Ho Foundation qualified under Section 501(c)(3) of the Internal Revenue Service Code, as to which four executive officers of the Registrant are Trustees.



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
                             EXECUTIVE COMPENSATION

     The following table shows the compensation for each of the years ended July 31, 1997, 1996 and 1995 for (a) the Chairman of the Board and President, and (b) executive officers of the Registrant whose annual compensation exceeds $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                            Long-Term Compensation
                                                               -------------------------------------------------
                                   Annual compensation                 Awards                     Payouts
                               --------------------------      ------------------------     --------------------
    (a)              (b)       (c)          (d)       (e)       (f)             (g)          (h)           (i)
                                                     Other                                                 All
                                                     annual    Restricted     Security                    other
                                                    compen-      Stock       Underlying      LTIP        compen-
     Name and                 Salary       Bonus     sation      award(s)      Options/     Payouts       sation
principal position  Year        ($)         ($)       ($)         ($)          SARs(#)        ($)          ($)
------------------  ----        ---         ---       ---         ---          ------         ---          ---
Stuart T.K. Ho
Chairman of the
Board and
President            1997      127,424       -        -           -             -              -            -
                     1996      132,000       -        -           -             -              -            -
                     1995      147,839       -        -           -             -              -            -

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company entered into loan participation agreements during the current year which provided that the Company sell, without recourse, to participants an undivided participating interest in the loan to Pageantry Communities, Inc. and Touchstone Development of Utah, LLC. Included in the total participants share of the loan commitment to Pageantry Communities, Inc., amounting to $485,550 at July 31, 1997, was $226,590 borrowed from an officer of a subsidiary of the Company. Included in the total participants share of the loan commitment to Touchstone Development of Utah, LLC, amounting to $750,000 at July 31, 1997, was $150,000 borrowed from a director of the Company and $75,000 borrowed from an officer of the Company.

                             SELECTION OF AUDITORS

     The Board of Directors recommends that the stockholders ratify the selection of KPMG Peat Marwick, certified public accountants, as Capital Investment of Hawaii, Inc.'s independent auditors for the year ending July 31, 1998. The Company expects that representatives of KPMG Peat Marwick will be present at the meeting. They will be afforded the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.

     There were no changes in accountants nor disagreements on accounting or financial disclosure matters for the years ended July 31, 1997 and 1996.


                              FINANCIAL STATEMENTS

     The Annual Report of the Company for the year ended July 31. 1997, including audited financial statements, is being furnished herewith.


                                 OTHER MATTERS

     The management of Capital Investment of Hawaii, Inc. knows of no other matter that may come before the meeting.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        /S/ DEAN T.W.HO
                                        Secretary

December 19, 1997
Honolulu, Hawaii





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